SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002
TEMPLETON CHINA
WORLD FUND, INC.

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

[PHOTO OF MARK MOBIUS OMITTED]
                                  MARK MOBIUS
                                   PRESIDENT
                        TEMPLETON CHINA WORLD FUND, INC.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "CHINA COMPANIES."
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton China World Fund covers the period ended February 28, 2002. During the six months under review, China entered the World Trade Organization (WTO). Many observers expect China's accession to bring with it a wide range of corporate reforms, such as improved transparency and protection for minority shareholders, which we believe could further open its economy and lead to greater global integration and increased access for foreign investors. In fact, foreign direct investment into China increased during 2001 as companies sought to benefit from anticipated reforms stemming from the nation's entry into the WTO. Another positive change, in our view, was President Bush's certification to grant permanent normal trade relations to China with the U.S., which could further support Chinese businesses. China's industrial output grew a healthy 8.7% in December 2001 and 9.9% in January 2002; however, impacted by the global downturn, economic



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.




CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Important Notice
to Shareholders ............  8

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 14

Notes to
Financial Statements ....... 17



[GRAPHIC OF PYRAMID OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income
growth slowed overall.1 In certain, less efficient industries, Chinese manufacturers faced competition from low-priced foreign goods arriving from more recessionary parts of Asia. To encourage consumer spending, support industry and maintain healthy economic growth, China lowered key interest rates in February 2002 for the first time since June 1999. Additionally, according to government estimates, China's successful bid to host the 2008 Olympic Games could add an average of 0.3% to 0.4% to its annual growth in the next seven years.2

Taiwan formally entered the WTO in January 2002, and in line with WTO regulations, started to cut tariffs and lift import restrictions on a wide range of products. In an attempt to improve the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. However, slowing global economic growth and reduced demand for Taiwanese exports in 2001 pushed the island into its worst recession in 26 years.3 As a result, the government vowed to stimulate growth by increasing public expenditures and creating new jobs to combat increased unemployment. The Ministry of Economic Affairs' 2002 gross domestic product (GDP) growth forecast was 2.2%.

Hong Kong's fourth quarter 2001 GDP contracted an annualized 1.6% versus fourth quarter 2000, after falling an annualized 0.4% in third quarter 2001 versus third quarter 2000.4 In our view, if falling export revenues, low domestic demand, persistent deflation and high unemployment continue, these trends may lead the economy to slow further. Hong Kong's government cut its overall 2001 GDP growth forecast



1. Source: BBC News.
2. Source: CBNet; Asian Information Resources Limited.
3. Source: Financial Times Information; China Economic News Service.
4. Source: Hong Kong Census & Statistics Department.

from 1% to 0%.5 Unemployment increased during the period, reaching 6.7% in January 2002.6 On the brighter side, Hong Kong was named the world's freest economy in the Heritage Foundation's 2002 Index of Economic Freedom survey for the eighth consecutive year.

In November 2001 elections, Taiwanese President Chen Shui-bian's Democratic Progressive Party (DPP) replaced the Kuomintang as the largest party in the legislature with 87 out of 225 seats. Signaling a shift in Beijing's policy, China invited members of the DPP to visit China in efforts to improve cross-strait relations. In our opinion, this should contribute to greater regional stability and may, over the long term, lead to positive social and economic benefits for both nations.

China successfully hosted the Asia-Pacific Economic Cooperation (APEC) summit in Shanghai in October 2001. During the summit, Asian leaders discussed the challenges and benefits of globalization and the new economy brought forth by advanced technologies. In early November, Hu Jintao, Vice President of the Chinese government and Vice Chairman of the Central Military Commissions, made his first visits to England, France, Germany and several other European countries to promote trade and bilateral relationships. Hu also met with President Bush during Bush's recent working visit to China. According to the THE ECONOMIST, Hu may succeed President Jiang Zemin when Jiang retires as the Communist party's political leader, possibly by 2003. Many believe Hu's trip and his meeting with President Bush were aimed at exposing him to western leaders, which could in turn facilitate a smooth transition of leadership.



5. Source: AFX News Limited.
6. Source: People's Daily Online.


GEOGRAPHIC DISTRIBUTION
Based On Total Net Assets
2/28/02

[PIE CHART OMITTED]

CHINA                    53.1%
HONG KONG                35.5%
TAIWAN                    9.3%
SHORT-TERM INVESTMENTS &
OTHER NET ASSETS          2.1%

Within this environment, the Morgan Stanley Capital International (MSCI) China Free Index returned -0.36% in U.S. dollar terms for the six months ended February 28, 2002.7 During the same time, Templeton China World Fund produced a +14.32% cumulative total return in market-price terms and +9.24% in net asset value terms, as shown in the Performance Summary on page 7. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analysis of economies or sectors.

During the reporting period, we identified a number of value stocks in China H (Hong Kong-listed Chinese companies) and Red Chip (Hong Kong-listed companies with significant exposure to China) shares, and we increased our weighting in such companies. We believe that many of these China-related companies may benefit from China's accession into the WTO, especially if reforms are subsequently implemented.

We increased our exposure to Taiwan during the period. The technology sector crash and reduced electronic products export demand, particularly from the U.S., led to significant share price declines. We found stocks in the technology sector selling at what we considered attractive prices, with many trading below their intrinsic value. As a result of the above changes, the Fund's short-term investments and other net assets decreased to 2.1% of total net assets on February 28, 2002, from 17.3% six months earlier.

Within the Fund's top 10 holdings, China H shares Sinopec Shanghai Petrochemical and Angang New Steel and China Red



7. Source: Standard & Poor's Micropal. The unmanaged MSCI China Free Index is market capitalization-weighted and measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in China. "Free" denotes investment opportunities in the developing world available to foreign investors. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Chip company Cosco Pacific replaced China H shares PetroChina and Beijing Datang Power and Hong Kong's Hang Lung Group. At the end of the reporting period, transportation was the Fund's largest industry weighting, followed by the integrated oil & gas and food & drug retailing sectors. We increased the Fund's exposure to the multi-sector, chemicals and steel industries during the period, as we identified stocks that, in our opinion, were attractively priced.

Looking forward, we believe China's and Taiwan's accessions into the WTO may lead to many positive developments for the region. Greater political stability in Taiwan has already begun to lead to an inflow of investment into the island's stock market, and in our view, this may continue over the long term. We also believe Hong Kong's strategic position could allow it to benefit from China's evolving position in the global arena. Furthermore, Hong Kong's reputation as the world's freest economy could further support its quest for foreign investment. We will continue our search for opportunities that we believe could allow the Fund to benefit from these conditions.

It is important to remember that investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 491% in the past 20 calendar years, but has suffered eight quarterly declines of more than 20% each during that time.8 While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. Investing in "China companies" also entails special considerations, including risks related to



8. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 20 years ended 12/31/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce & Industry.


TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------

Dairy Farm International
Holdings Ltd.                10.7%
FOOD & DRUG RETAILING,
HONG KONG

China Petroleum &
Chemical Corp., H             8.1%
OIL & GAS, CHINA

Zhejiang Expressway
Co. Ltd., H                   5.5%
TRANSPORTATION INFRASTRUCTURE,
CHINA

Jiangsu Expressway Co. Ltd.   4.9%
TRANSPORTATION INFRASTRUCTURE,
CHINA

Sinopec Shanghai
Petrochemical Co. Ltd., H     4.8%
CHEMICALS, CHINA

Huaneng Power
International Inc., H         4.5%
ELECTRIC UTILITIES, CHINA

China Everbright Ltd.         4.5%
DIVERSIFIED FINANCIALS, CHINA

Angang New Steel
Company Ltd., H               4.1%
METALS & MINING, CHINA

Cosco Pacific Ltd.            3.7%
TRANSPORTATION INFRASTRUCTURE,
HONG KONG

Cheung Kong Infrastructure
Holdings Ltd.                 3.7%
CONSTRUCTION MATERIALS,
HONG KONG
market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets.

Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,

/S/SIGNATURE

Mark Mobius
President
Templeton China World Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.66         $10.18     $9.52
Market Price (NYSE)            +$0.92          $8.65     $7.73
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1755

PERFORMANCE

                                                      INCEPTION
                           6-MONTH   1-YEAR   5-YEAR   (9/9/93)
----------------------------------------------------------------
Cumulative Total Return 1
  Based on change in
  net asset value          +9.24%    -2.07%   -22.92%    +4.48%

  Based on change in
  market price            +14.32%    +2.75%   -20.61%   -16.55%

Average Annual Total Return 1
  Based on change in
  net asset value          +9.24%    -2.07%    -5.07%    +0.52%

  Based on change in
  market price            +14.32%    +2.75%    -4.51%    -2.11%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in equity securities of "China companies," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 65% of its total assets in equity securities of "China companies."

REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period began on August 1, 2001, and will end on April 30, 2002. If the Fund's shares have traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board will take one of three potential actions. The Board, as soon as reasonably practicable, but no later than 180 days from the last day of the Measurement Period, will either commence a tender offer for a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
portion of the Fund's outstanding shares ("Tender Offer Alternative"); or submit to shareholders a proposal to reorganize the Fund with either an open-end or closed-end investment company ("Merger Alternative"); or submit to shareholders a proposal to convert the Fund to an open-end investment company ("Open-End Alternative"). The Board may determine to take more than one of these actions.

In connection with the Tender Offer Alternative, any tender offer authorized by the Board for a portion of the Fund's shares may be at net asset value less expenses or at a discount to net asset value. In connection with the Merger Alternative, if shareholders vote to reorganize the Fund with an open-end investment company, shares of the reorganized fund would be continuously offered for sale and redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption. In connection with the Open-End Alternative, if the shareholders vote to open-end the Fund, the Fund will begin to continuously offer its shares for sale following the effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission relating to the Fund's open-end shares. Shares would be redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption.
--------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                               SIX MONTHS ENDED           YEAR ENDED AUGUST 31,
                                               FEBRUARY 28, 2002 ----------------------------------------------
                                                 (UNAUDITED)     2001      2000       1999      1998      1997
                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .............  $9.52      $11.33     $9.83      $6.30    $17.32    $13.39
                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment income ...........................     -- b       .18       .23        .10       .30       .24
 Net realized and unrealized gains (losses) ......    .84       (1.98)     1.42       3.65    (10.45)     4.27
                                               ----------------------------------------------------------------
Total from investment operations .................    .84       (1.80)     1.65       3.75    (10.15)     4.51
                                               ----------------------------------------------------------------
Capital share repurchases ........................     --         .09       .07         --       .08        --
Less distributions from:
 Net investment income ...........................   (.18)       (.10)     (.22)      (.21)     (.26)     (.28)
 Net realized gains ..............................     --          --        --       (.01)     (.69)     (.30)
                                               ----------------------------------------------------------------
Total distributions ..............................   (.18)       (.10)     (.22)      (.22)     (.95)     (.58)
Net asset value, end of period ................... $10.18       $9.52    $11.33      $9.83     $6.30    $17.32
                                               ================================================================
Market Value, end of perioda .....................$8.6500     $7.7300   $8.0000    $7.6250   $4.3125  $12.5000
                                               ================================================================
Total return (based on market value per share)* .. 14.32%     (2.14)%     7.86%     82.81%  (61.83)%    14.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                $184,224    $172,209  $213,953   $189,994  $121,697  $353,049
Ratios to average net assets:
 Expenses ........................................  1.68%**     1.66%     1.68%      1.69%     1.68%     1.65%
 Net investment income ...........................   .07%**     1.70%     2.21%      1.20%     2.88%     1.55%
Portfolio turnover rate .......................... 29.90%      83.85%   142.49%     83.88%    34.75%    19.51%


*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
a Based on the last sale on the New York Stock Exchange.
b Actual net investment income per share is $0.003.

                       See notes to financial statements.
10

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)




                                                                              COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 97.9%
     AUTOMOBILES 2.0%
     China Motor Co. Ltd. ...............................................     Taiwan   1,118,000  $   783,444
     Qingling Motors Co. Ltd., H ........................................      China  16,374,000    2,960,200
                                                                                                 ------------
                                                                                                    3,743,644
                                                                                                 ------------
     BANKS 1.4%
    *Bank Sinopac .......................................................     Taiwan   1,024,000      404,000
     Chinatrust Commercial Bank .........................................     Taiwan   3,167,000    2,192,226
                                                                                                 ------------
                                                                                                    2,596,226
                                                                                                 ------------
     BEVERAGES 2.5%
     Tsingtao Brewery Co. Ltd., H .......................................      China  16,423,000    4,527,288
                                                                                                 ------------
     CHEMICALS 7.6%
     Sinopec Beijing Yanhua Petrochemical Co. Ltd., H ...................      China  38,050,000    5,122,608
     Sinopec Shanghai Petrochemical Co. Ltd., H .........................      China  60,958,000    8,910,103
                                                                                                 ------------
                                                                                                   14,032,711
                                                                                                 ------------
     COMPUTERS & PERIPHERALS 4.1%
     CMC Magnetics Corp. ................................................     Taiwan   2,590,000    1,859,222
     Compal Electronics Inc. ............................................     Taiwan   1,607,000    2,105,740
    *Compeq Manufacturing Co. Ltd. ......................................     Taiwan   1,363,000    1,716,126
     Legend Holdings Ltd. ...............................................    Hong Kong 4,374,000    1,850,716
                                                                                                 ------------
                                                                                                    7,531,804
                                                                                                 ------------
     CONSTRUCTION MATERIALS 3.7%
     Cheung Kong Infrastructure Holdings Ltd. ...........................    Hong Kong 4,322,000    6,816,117
                                                                                                 ------------
     DIVERSIFIED FINANCIALS 4.5%
     China Everbright Ltd. ..............................................      China  12,731,997    8,243,945
                                                                                                 ------------
     ELECTRIC UTILITIES 7.9%
     Beijing Datang Power Generation Co. Ltd., H ........................      China  16,130,000    6,152,739
     Huaneng Power International Inc., H ................................      China  11,868,000    8,369,266
                                                                                                 ------------
                                                                                                   14,522,005
                                                                                                 ------------
     ELECTRICAL EQUIPMENT 1.4%
     Phoenixtec Power Co. Ltd. ..........................................     Taiwan   2,523,000    2,055,485
     Universal Scientific Industiral Co. Ltd. ...........................     Taiwan     858,000      505,928
                                                                                                 ------------
                                                                                                    2,561,413
                                                                                                 ------------
    *FOOD & DRUG RETAILING 10.7%
     Dairy Farm International Holdings Ltd. .............................   Hong Kong 28,237,034   19,624,739
                                                                                                 ------------
     FOOD PRODUCTS .5%
     UNI-President Enterprises Corp. ....................................     Taiwan   2,841,000      987,329
                                                                                                 ------------
     HOTELS RESTAURANTS & LEISURE 2.4%
     Hong Kong & Shanghai Hotels Ltd. ...................................   Hong Kong 10,664,500    4,409,785
                                                                                                 ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                             COUNTRY    SHARES       VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL CONGLOMERATES 3.3%
     China Merchants Holdings International Co. Ltd. ....................    Hong Kong 8,077,000 $  6,006,552
                                                                                                 ------------
    *MACHINERY 1.0%
     Procomp Informatics Co. Ltd. .......................................     Taiwan   1,226,000    1,850,961
                                                                                                 ------------
    +METALS & MINING 4.1%
     Angang New Steel Company Ltd., H ...................................     China   45,220,000    7,537,391
                                                                                                 ------------
     OIL & GAS 13.3%
     China Petroleum & Chemical Corp., H ................................     China   95,870,000   14,873,571
     PetroChina Co. Ltd., H .............................................     China   33,780,000    6,280,219
     Sinopec Zhenhai Refining & Chemical Co. Ltd., H ....................     China   16,144,000    3,332,608
                                                                                                 ------------
                                                                                                   24,486,398
                                                                                                 ------------
    *PHARMACEUTICALS 1.3%
     China Pharmaceutical Enterprise & Investment Corp. Ltd. ............     China   25,180,000    2,453,672
                                                                                                 ------------
     REAL ESTATE 5.5%
     Cheung Kong Holdings Ltd. ..........................................    Hong Kong   580,000    4,833,798
     Hang Lung Development Co. Ltd. .....................................    Hong Kong   361,000      310,120
     Henderson China Holdings Ltd. ......................................    Hong Kong 7,396,500    3,319,261
     Sun Hung Kai Properties Ltd. .......................................    Hong Kong   244,000    1,744,120
                                                                                                 ------------
                                                                                                   10,207,299
                                                                                                 ------------
     ROAD & RAIL 3.3%
     Guangshen Railway Co. Ltd., H ......................................     China   33,608,000    6,118,968
                                                                                                 ------------
    *SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.4%
     United Microelectronics Corp. ......................................     Taiwan   2,098,000    2,671,431
                                                                                                 ------------
     TRANSPORTATION INFRASTRUCTURE 14.1%
     Cosco Pacific Ltd. .................................................   Hong Kong 11,780,000    6,834,568
     Jiangsu Expressway Co. Ltd. ........................................   Hong Kong 37,936,000    8,998,506
     Zhejiang Expressway Co. Ltd., H ....................................     China   37,428,000   10,077,738
                                                                                                 ------------
                                                                                                   25,910,812
                                                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES 1.9%
    *China Mobile (Hong Kong) Ltd. ......................................      China   1,012,000    2,919,533
     Smartone Telecommunications Holdings Ltd. ..........................    Hong Kong   560,000      639,036
                                                                                                 ------------
                                                                                                    3,558,569
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $172,887,126) ............................                         180,399,059
                                                                                                 ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                           PRINCIPAL
                                                                              COUNTRY        AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $3,708,449) 2.0%
     U.S. Treasury Bills, 1.635% to 1.720%, with maturities to 5/30/02 ..  United States   $3,722,000 $  3,708,598
                                                                                                      ------------
     TOTAL INVESTMENTS (COST $176,595,575) 99.9% ........................                              184,107,657
     OTHER ASSETS, LESS LIABILITIES .1% .................................                                  116,492
                                                                                                      ------------
     TOTAL NET ASSETS 100.0% ............................................                             $184,224,149
                                                                                                      ============


*Non-income producing.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 2002 were $7,537,391.


                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $176,595,575) ................................    $184,107,657
 Cash ...................................................................................             364
 Investment securities sold .............................................................       1,562,055
                                                                                             ------------
      Total assets ......................................................................     185,670,076
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................       1,141,176
  To affiliates .........................................................................         225,962
 Accrued expenses .......................................................................          78,789
                                                                                             ------------
      Total liabilities .................................................................       1,445,927
                                                                                             ------------
Net assets, at value ....................................................................    $184,224,149
                                                                                             ------------
Net assets consist of:
 Undistributed net investment income ....................................................    $   (209,806)
 Net unrealized appreciation ............................................................       7,512,074
 Accumulated net realized loss ..........................................................     (91,209,984)
 Capital shares .........................................................................     268,131,865
                                                                                             ------------
Net assets, at value ....................................................................    $184,224,149
                                                                                             ============
Net asset value per share ($184,224,149 / 18,089,072 shares outstanding) ................          $10.18
                                                                                             ============

                       See notes to financial statements.
14

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 Dividends ....................................................................  $ 1,277,184
 Interest .....................................................................      210,807
                                                                                 -----------
      Total investment income .................................................               $ 1,487,991
Expenses:
 Management fees (Note 3) .....................................................    1,074,136
 Administrative fees (Note 3) .................................................      214,828
 Transfer agent fees ..........................................................       34,387
 Custodian fees ...............................................................       25,247
 Professional fees ............................................................       20,454
 Reports to shareholders ......................................................       18,569
 Directors' fees and expenses .................................................       17,289
 Registration and filing fees .................................................       16,508
 Other ........................................................................        7,980
                                                                                 -----------
      Total expenses ..........................................................                 1,429,398
                                                                                              -----------
          Net investment income ...............................................                    58,593
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments .................................................................   (3,075,578)
  Foreign currency transactions ...............................................       (2,853)
                                                                                 -----------
      Net realized loss .......................................................                (3,078,431)
 Net unrealized appreciation (depreciation) on:
  Investments .................................................................   18,210,583
  Translation of assets and liabilities denominated in foreign currencies .....         (646)
                                                                                 -----------
      Net unrealized appreciation on investments ..............................                18,209,937
                                                                                              -----------
Net realized and unrealized gain ..............................................                15,131,506
                                                                                              -----------
Net increase in net assets resulting from operations ..........................               $15,190,099
                                                                                              ===========

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED) AND THE YEAR ENDED AUGUST 31, 2001

                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                           FEBRUARY 28, 2002   AUGUST 31, 2001
                                                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................  $     58,593       $  3,232,364
  Net realized loss from investments and foreign currency transactions ....    (3,078,431)       (18,897,029)
  Net unrealized appreciation (depreciation) on investments and translation
  of assets and liabilities denominated in foreign currencies .............    18,209,937        (17,970,842)
                                                                             -------------------------------
      Net increase (decrease) in net assets resulting from operations .....    15,190,099        (33,635,507)

Distributions to shareholders from net investment income ..................    (3,174,772)        (1,783,009)
Capital share transactions (Note 2) .......................................            --         (6,325,772)
                                                                             -------------------------------
      Net increase (decrease) in net assets ...............................    12,015,327        (41,744,288)

Net assets:
 Beginning of period ......................................................   172,208,822        213,953,110
                                                                             -------------------------------
 End of period ............................................................  $184,224,149       $172,208,822
                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period ............................................................  $   (209,806)      $  2,906,373
                                                                             ===============================


                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At February 28, 2002, there were 100 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                    PERIOD ENDED        YEAR ENDED
                                                                  FEBRUARY 28, 2002  AUGUST 31, 2001
----------------------------------------------------------------------------------------------------
Shares repurchased ..............................................        --               793,900
Amount of repurchased ...........................................        --            $6,325,772
Weighted average discount of market price to net asset value
 of shares repurchased ..........................................        --                   20%

Through February 28, 2002, the Fund had repurchased a total of 2,294,700 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .......................  $176,795,175
                                                              ------------
                 Unrealized appreciation ...................    20,657,217
                 Unrealized depreciation ...................   (13,344,735)
                                                              ------------
                 Net unrealized appreciation ...............  $  7,312,482
                                                              ============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................  $68,300,680
                  2008 .............................       45,311
                  2009 .............................    1,256,834
                                                      -----------
                                                      $69,602,825
                                                      ===========

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $17,356,885 and $351,638, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $70,302,231 and $47,435,985, respectively.

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

                                           % OF          % OF                          % OF        % OF
                                        OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2005:          FOR        SHARES         SHARES       WITHHELD         SHARES      SHARES
---------------------------------------------------------------------------------------------------------
  Harris J. Ashton ...... 10,938,552       60.47%        65.24%     5,827,533          32.22%      34.76%
  Nicholas F. Brady ..... 10,943,917       60.50%        65.27%     5,822,168          32.19%      34.73%
  Frank J. Crothers ..... 10,935,942       60.46%        65.23%     5,830,143          32.23%      34.77%
  S. Joseph Fortunato ... 10,935,322       60.45%        65.22%     5,830,763          32.23%      34.78%
  Edith E. Holiday ...... 10,940,795       60.48%        65.26%     5,825,290          32.20%      34.74%

* ANDREW H. HINES, JR., CHARLES B. JOHNSON, CHARLES E. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON CHINA WORLD FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com









SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

  [LOGO OMITTED]
FRANKLIN TEMPLETON     100 Fountain Parkway
  INVESTMENTS          P.O. Box 33030
                       St. Petersburg, FL 33733-8030




SEMIANNUAL REPORT
TEMPLETON CHINA WORLD FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTCH S2002 04/02        Printed on recycled paper